FORM 8-K

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           January 25, 2005

                                                        Summit Bank Corporation
(Exact name of registrant as specified in its charter)

Georgia	0-21267	58-1722476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4360 Chamblee-Dunwoody Road, Atlanta, GA	30341
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:       (770) 454-0440

__________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐         Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17  CFR 240.14d‑2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 2.02.       Results of Operation and Financial Condition

On January 27, 2005, Summit Bank Corporation (the "Company") announced its earnings for the fourth quarter of 2004 and the year then ended.  A copy of the related press release is furnished as Exhibit 99.1 hereto.*

Item 5.02.       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 25, 2005, the Company's Chief Financial Officer, Gary McClung, announced his resignation effective February 28, 2005.  A copy of the related press release is furnished as Exhibit 99.2 hereto.*

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*  The exhibits furnished herewith shall not be deemed "filed" for purposes of liability under Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2005	SUMMIT BANK CORPORATION
By: /s/ Gary K. McClung Gary K. McClung Chief Financial Officer